Investor Update

Investor Update: October 25, 2022

This update provides JetBlue’s investor guidance for the fourth quarter ending December 31, 2022 and full year 2022.

Fourth Quarter and Full-Year 2022 Outlook	Estimated 4Q 2022	Estimated FY 2022
Capacity and Revenue
Available Seat Miles (ASMs) vs 2019	1% – 4%	0% – 2%
Revenue per Available Seat Mile vs 2019	15% – 19%	N/A
Expense
CASM Ex-Fuel[1] (Non-GAAP) vs 2019	8.5% – 10.5%	13% – 14%
Operating Expenses Related to Other Non-Airline Businesses	$13 million	$55 million
Estimated Fuel Price per Gallon, Net of Hedges[2]	$3.65[3]	$3.67[3]
Interest Expense	$40 – $50 million	$160 – $170 million
Tax Rate	~12%	~14%
Diluted Share Count[4]	~329 million	~324 million
Capital Expenditures	~$420 million	~$1 billion

1 CASM Ex-Fuel excludes fuel and related taxes, special items and operating expenses related to non-airline businesses. With respect to JetBlue’s CASM Ex-Fuel and guidance, JetBlue is not able to provide a reconciliation of the non-GAAP financial measure to GAAP because the excluded items have not yet occurred and cannot be reasonably predicted. The reconciling information that is unavailable would include a forward-looking range of financial performance measures beyond our control, such as fuel costs, which are subject to many economic and political factors beyond our control.
2 Includes fuel taxes.
3 JetBlue utilizes the forward Brent crude curve and the forward Brent crude to heating oil crack spread to calculate the unhedged portion of its prompt quarter. As of October 14, 2022, the forward Brent crude per barrel price was $90 and the crack spread averaged $64 per barrel for the fourth quarter of 2022.
4 Average share count for the period. The number of shares used in JetBlue’s actual earnings per share will likely be different than those stated above.

JetBlue Airways Investor Relations • (718) 709-2202 • ir@jetblue.com

Investor Update

Fuel Hedges

As of October 25, 2022 JetBlue's advanced fuel derivative contracts are as follows:

	Gallons	Estimated Percentage of Consumption	Price
4Q22	58 million	27.1%	•27.1% in Brent Crude bull call spreads at an average strike price of $93/bbl x $113/bbl

Order Book

As of September 30, 2022 JetBlue’s fleet was comprised of 130 Airbus A320 aircraft, 85 Airbus A321, 12 Airbus A220 and 60 EMBRAER E190 aircraft, for a total of 287 aircraft.

JetBlue’s contractual order book for the full-year 2022 and 2023 as of September 30, 2022:

Year	A220	A321NEO	A321NEO LR	Total
2022	6	-	3	9
2023	18	6	5	29

Forward-Looking Statements
This Investor Update (or otherwise made by JetBlue or on JetBlue’s behalf) contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent our management’s beliefs and assumptions concerning future events. These statements are intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. When used in this document, the words “expects,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “goals,” “targets” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, the COVID-19 pandemic including existing and new variants, and the outbreak of any other disease or similar public health threat that affects travel demand or behavior; restrictions on our business related to the financing we accepted under various federal government support programs such as the Coronavirus Aid, Relief, and Economic Security Act, the Consolidated Appropriations Act, and the American Rescue Plan Act; our significant fixed obligations and substantial indebtedness; risk associated with execution of our strategic operating plans in the near-term and long-term; the recording of a material impairment loss of tangible or intangible assets; our extremely competitive industry; volatility in financial and credit markets which could affect our ability to obtain debt and/or lease financing or to raise funds through debt or equity issuances; volatility in fuel prices, maintenance costs and interest rates; our reliance on high daily aircraft utilization; our ability to implement our growth strategy; our ability to attract and retain qualified personnel and maintain our culture as we grow; our reliance on a limited number of suppliers, including for aircraft, aircraft engines and parts and vulnerability to delays by those suppliers; our dependence on the New York and Boston metropolitan markets and the effect of increased congestion in these markets; our reliance on automated systems and technology; the outcome of the lawsuit filed by the Department of Justice and certain state Attorneys General against us related to our Northeast Alliance entered into with American Airlines; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; our presence in some international emerging markets that may experience political or economic instability or may subject us to legal risk; reputational and business risk from information security breaches or cyber-attacks; changes in or additional domestic or foreign government regulation, including new or increased tariffs; changes in our industry due to other airlines’ financial condition; acts of war or terrorism; global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel; adverse weather conditions or natural disasters; external geopolitical events and conditions; the occurrence of any event, change or other circumstances that could give rise to the right of JetBlue or Spirit Airlines, Inc.

JetBlue Airways Investor Relations • (718) 709-2202 • ir@jetblue.com

Investor Update
(“Spirit”) or both of them to terminate the Merger Agreement; failure to obtain applicable regulatory approval in a timely manner or otherwise and the potential financial consequences thereof; failure to satisfy other closing conditions to the transaction with Spirit; failure of the parties to consummate the transaction; JetBlue’s ability to finance the transaction with Spirit and the indebtedness JetBlue expects to incur in connection with the transaction; the possibility that JetBlue may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all and to successfully integrate Spirit’s operations with those of JetBlue; the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the transaction with Spirit; failure to realize anticipated benefits of the combined operations; demand for the combined company’s services; the growth, change and competitive landscape of the markets in which the combined company participates; expected seasonality trends; diversion of managements’ attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction with Spirit; risks related to investor and rating agency perceptions of each of the parties and their respective business, operations, financial condition and the industry in which they operate; risks related to the potential impact of general economic, political and market factors on the companies or the transaction with Spirit; and ongoing and increase in costs related to IT network security. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs, and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Any outlook or forecasts in this document have been prepared without taking into account or consideration the transaction with Spirit.

Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed or incorporated by reference in this Investor Update, could cause our results to differ materially from those expressed in the forward-looking statements. Further information concerning these and other factors is contained in JetBlue’s filings with the Securities and Exchange Commission, or SEC, including but not limited to, JetBlue’s 2021 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. In light of these risks and uncertainties, the forward-looking events discussed in this Investor Update might not occur. Our forward-looking statements speak only as of the date of this Investor Update. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.

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JetBlue Airways Investor Relations • (718) 709-2202 • ir@jetblue.com